SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : June 21st, 2006

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.
                           --------------------------

             (Exact name of registrant as specified in its charter)

            Nevada                                         90-0045023
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (Address of principal executive offices)

                                  514-344-0778
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                            (Issuer telephone number)

                                       N/A
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                            (Former Name and Address)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

ACQUSITION OF ASSETS OF MAXIMO IMPACT:

      On June 21, 2006, Teleplus Enterprises, Inc. ("TelePlus") purchased from Rich Stupansky ("STUPANSKY") all the issued and outstanding shares of Maximo Impact, Inc. ("MAXIMO") under certain agreements, the whole effective as of that date. Neither TelePlus nor its affiliates, directors, or officers or associates of TelePlus' Directors or officers had a relationship with STUPANSKY prior to the purchase.

      The aggregate purchase price (the "Purchase Price") payable by TelePlus to STUPANSKY for the purchase of MAXIMO shall, subject to adjustment in accordance with the Agreement and including an earnout compensation shall be a maximum of US$1,000,000, which amount is payable as follows:

      (a) US$30,000, in shares in the capital stock of the Purchaser on the date of the Closing and

      (b) the remainder of the Purchase Price, by cash, certified cheque or wire transfer on an earnout basis in the following manner, provided that the STUPANSKY is still employed with the MAXIMO while the earnout is accumulated:

            1. for the first year following the product launch (which product launch shall take place no later than 45 days after the date of the Closing:

                  o US$2 for every US$530 of gross revenue generated by the MAXIMO less revenues from handset sales;

                  o US$2 for every US$150 of net profit generated by the MAXIMO; and

                  o US$2 for every incremental increase of five (5) clients in the MAXIMO's customer base.

            2.    thereafter:

                  o US$1 for every US$530 of gross revenue generated by the MAXIMO less revenues from handset sales;

                  o US$1 for every US$150 of net profit generated by the MAXIMO; and

                  o US$1 for every incremental increase of five (5) clients in the MAXIMO's customer base.

      The earnout payments described above shall be paid quarterly 45 days in arrears. If performance falls to less than seventy percent (70%) of any the targets set forth in the purchase agreement (the "Targets"), then in order for the STUPANSKY to earn every US$1 described above, the targets of each of the gross revenue, net profit and customer base shall double. If performance exceeds one hundred and forty percent (140%) of each of the Targets, then in order for the STUPANSKY to earn every US$1 described above, the targets of each of gross revenue, net profit and customer base shall decrease by twenty-five percent (25%).


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

      In the event of the termination of the STUPANSKY's employment with the MAXIMO for whatever reason, the STUPANSKY shall only be entitled to the portion of the Purchase Price equal to the amounts earned by the STUPANSKY up to that time under the purchase agreement and not yet paid.

DESCRIPTION OF THE BUSINESS AND PRINCIPAL PRODUCTS

      MAXIMO has been used and will continue to be used to sell pre-paid and post-paid wireless telecommunications services under the name "MX Mobile".

NO DEPENDENCE ON ONE OR A FEW CUSTOMERS

      MAXIMO's business (the "Business") is currently not dependent on any one customer.

PATENTS, TRADEMARKS & LICENSES

As part of the purchase, TelePlus will retain the pending trade mark for "MAXIMO IMPACT INC". As part of the transaction Teleplus will also obtain the following domain names:

      o     BUYMAXXMOBILE.COM,
      o     BUYMOEMOBILE.COM,
      o     GETMAXXMOBILE.COM,
      o     GETMOEMOBILE.COM,
      o     GOMAXXMOBILE.COM,
      o     GOMOEMOBILE.COM,
      o     MAXIMOEIMPACT.COM,
      o     MAXIMOIMPACT.COM,
      o     MAXIMOIMPACT.NET,
      o     MAXIMOIMPACTMOBILE.COM,
      o     MAXIMOIMPACTMOBILE.NET,
      o     MAXXANDMOE.COM,
      o     MAXXIMOEIMPACT.COM,
      o     MAXXIMOIMPACT.COM,
      o     MAXXORMOE.COM,
      o     MYMAXXMOBILE.COM,
      o     MYMOEMOBILE.COM.

NO NEED FOR GOVERNMENT APPROVAL

      MAXIMO does not need any government approval to operate the business.

EMPLOYEES

      STUPANSKY  was  retained  by  MAXIMO  as  its   President   following  the
acquisition.

DESCRIPTION OF PROPERTY

      No lease commitments were assumed by TelePlus as a result of the acquisition.


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

LEGAL PROCEEDINGS

      As of the date of filing of this report, MAXIMO was not a party to or aware of any legal proceedings involving it.

RELATED PARTY TRANSACTIONS

      No related party transactions have been or will be entered into as a result of the acquisition.

RISKS:

Business Risk:
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      o     Churn Risk
            The customers in this marketplace have a higher propensity to move or cancel service than the general residential market.

      o     Product Replacement
            Products such as VOIP could increase the Churn rate of existing customers

      o     Competition
            Currently there are various competitors across the United States. Their number may increase which could decrease our ability to retain our customers thus increase our Churn rate. The barriers to entry in this market are financial and operating system related and new competitors may surface in the future.

      o     Price Erosion
            As competitors enter the market and attempt to secure market share, there will be the threat of price reductions thus decreasing our gross margins. Competitors could also force us to provide to new subscribers' with higher subsidies on phones thus reducing our gross margins.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of MAXIMO

(a) Financial Statements of Businesses Acquired - To be Provided on later Date if required

(b) Pro Forma Financial Information - To be Provided on later Date if required


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

(c) Exhibits:

10.1 Share Purchase Agreement including all exhibits

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

June 21, 2006                        /s/ Marius Silvasan
                                     --------------------------
                                     Marius Silvasan
                                     Chief Executive Officer


June 21, 2006                        /s/ Robert Krebs
                                     --------------------------
                                     Robert Krebs
                                     Chief Financial Officer


June 21, 2006                        /s/ Tom Davis
                                     --------------------------
                                     Tom Davis
                                     Chief Operating Officer


June 21, 2006                        /s/ Kelly McLaren
                                     --------------------------
                                     Kelly McLaren
                                     President


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